SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 10, 2003

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-5108	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (617) 786-3000

Item 5.    Other Events.

On January 10, 2003, Registrant issued a press release announcing plans for a securities offering.

The press release issued by Registrant in connection with the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

99.1	Form of press release dated January 10, 2003.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

/s/ Frederick P. Baughman

Name:	Frederick P. Baughman
Title:	Senior Vice President, Controller and Chief Accounting Officer

Date: January 10, 2003

EXHIBIT INDEX

Exhibit
99.1	Form of press release dated January 10, 2003